Exhibit 99.1

BOYD GAMING REPORTS FOURTH-QUARTER, FULL-YEAR RESULTS

LAS VEGAS – MARCH 1, 2011 – Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the fourth quarter and full year ended December 31, 2010.

For the fourth quarter 2010, we reported a net loss of $7.1 million, or $0.08 per share, compared to a net loss of $1.0 million, or $0.01 per share, in the same period last year.

Adjusted Earnings(1) for the fourth quarter 2010 reflect a loss of $3.9 million, or $0.05 per share, compared to earnings of $0.2 million, or less than $0.01 per share, for the same period in 2009. Certain pre-tax items included in Adjusted Earnings for the fourth quarter of 2010 resulted in a net increase in income of $4.9 million ($3.2 million, net of tax, or $0.03 per share). By comparison, certain pre-tax items included in Adjusted Earnings for the fourth quarter 2009 resulted in a net increase in income $2.0 million ($1.2 million, net of tax, or $0.01 per share). Pre-tax items included in adjusted earnings are listed in a table at the end of this press release.

Net revenues were $551.9 million for the fourth quarter 2010, compared to $560.4 million(2) during the same quarter in 2009, a decrease of 1.5%. Total Adjusted EBITDA was $100.0 million for the quarter, a decrease of 3.1% from $103.2 million(2) in the prior year.

Commenting on the quarter, Keith Smith, President and Chief Executive Officer of Boyd Gaming, said, “As expected, fourth-quarter comparisons were the best of the year, as business conditions and consumer confidence continued to improve. As the economic recovery gains momentum, we anticipate we will see increases in both visitation and spend-per-visit, resulting in a return to consistent growth across our business this year.”

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.
(2)	See financial schedules at the end of this release for reconciliations relative to the pro forma effect of the consolidation of Borgata as if such consolidation had occurred as of the beginning of the period presented.

Full-Year 2010 Results

We reported net income for the year ended December 31, 2010, of $10.3 million, or $0.12 per share. By comparison, we reported net income of $4.2 million, or $0.05 per share for the full year ended December 31, 2009.

Adjusted Earnings for the full year 2010 were $10.6 million, or $0.12 per share, compared to $31.6 million, or $0.37 per share for the full year 2009.

Net revenues as reported were $2.14 billion and $1.64 billion for the full year ended December 31, 2010 and December 31, 2009, respectively. Total Adjusted EBITDA was $420.3 million for 2010, as compared to $389.5 million in 2009. The 2010 results reflect the consolidation of Borgata, effective March 24, 2010.

Consolidating Borgata on a proforma basis for the full year 2010 and 2009, net revenues were $2.30 billion and $2.42 billion for the full-year 2010 and 2009, respectively, and Adjusted EBITDA on a comparable basis was $445.2 million and $527.7 million for those periods, respectively.

Key Operations Review

Las Vegas Locals

In our Las Vegas Locals segment, fourth-quarter 2010 net revenues were $152.1 million versus $155.0 million for the fourth quarter of 2009. Fourth-quarter 2010 Adjusted EBITDA was $34.1 million, compared to $34.7 million reported in the same quarter of 2009. These results marked the region’s best year-over-year comparison in 12 quarters, as our operating margins remained consistent and local economic conditions began to stabilize.

Downtown

Our Downtown Las Vegas properties generated net revenues of $57.1 million for the fourth quarter 2010, compared to $58.0 million in the fourth quarter 2009. Adjusted EBITDA was $10.9 million,

down from $12.2 million in the fourth quarter 2009. While we continued to expand our leading market share Downtown, business results were impacted by our Hawaiian charter operation.

Midwest and South

In our Midwest and South region, we recorded $172.5 million in net revenues for the fourth quarter 2010, up from $170.3 million for the same period in 2009. Adjusted EBITDA for the current period was $30.4 million, an increase of 3.4% from the $29.4 million reported in the fourth quarter of 2009. This increase was the region’s best year-over-year comparison in five quarters. The gain was primarily driven by strong business volumes at our southern Louisiana properties.

Borgata

Borgata’s net revenues for the fourth quarter 2010 were $168.8 million, versus $175.4 million in the fourth quarter 2009. Adjusted EBITDA was $34.1 million, down 6.3% from $36.4 million in the comparable period in 2009. While we were encouraged by growth in slot win, non-gaming revenue and overall market share, these gains were offset by higher promotional expense, declines in table game hold and volume, and increased regional competition.

Key Financial Statistics

The following is additional information as of December 31, 2010:

•	Cash, excluding Borgata: $103.2 million
•	Cash at Borgata: $42.1 million
•	Debt, excluding Borgata: $2.39 billion (including $1.43 billion outstanding under Boyd Gaming’s bank credit facility)
•	Debt at Borgata: $860.9 million (including $60.9 million outstanding under Borgata’s bank credit facility)

Conference Call Information

We will host our fourth-quarter and full-year 2010 conference call today, March 1, at 12:00 p.m. Eastern. The conference call number is 888.680.0878 and the passcode is 40848173. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, www.streetevents.com, or: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=95703&eventID=3739887.

Following the call’s completion, a replay will be available by dialing 888.286.8010 today, March 1, beginning at 3:00 p.m. Eastern and continuing through Tuesday, March 8. The passcode for the replay will be 65093144. The replay will also be available on the Internet at www.boydgaming.com.

The results of Borgata for the period from October 1, 2010 through December 31, 2010 are included in our condensed consolidated statement of operations for the three months ended December 31, 2010, and its results for the period from March 24, 2010 through December 31, 2010 are included in our condensed consolidated statement of operations for the year ended December 31, 2010.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(In thousands, except per share data)
Revenues
Gaming	$468,204	$320,377	$1,812,487	$1,372,091
Food and beverage	92,422	55,950	347,588	229,374
Room	56,799	29,054	211,046	122,305
Other	32,008	24,253	123,603	100,396

Gross revenues	649,433	429,634	2,494,724	1,824,166
Less promotional allowances	97,493	44,686	353,825	183,180

Net revenues	551,940	384,948	2,140,899	1,640,986

Costs and expenses
Gaming	224,357	162,710	859,818	664,739
Food and beverage	48,359	31,306	180,840	125,830
Room	12,556	9,443	49,323	39,655
Other	25,125	19,110	99,458	77,840
Selling, general and administrative	98,576	67,445	369,217	284,937
Maintenance and utilities	35,952	22,185	140,722	92,296
Depreciation and amortization	51,370	39,103	199,275	164,427
Corporate expense	12,225	12,540	48,861	47,617
Preopening expenses	3,415	3,025	8,405	17,798
Write-downs and other items, net	(219)	365	4,713	41,780

Total costs and expenses	511,716	367,232	1,960,632	1,556,919

Operating income from Borgata	—	8,205	8,146	72,126

Operating income	40,224	25,921	188,413	156,193

Other expense (income)
Interest income	(1)	(1)	(5)	(6)
Interest expense, net of amounts capitalized	55,016	33,024	164,454	146,830
Fair value adjustment of derivative instruments	480	—	480	—
(Gain) loss on early retirements of debt, net	1,191	(3,223)	(2,758)	(15,284)
Gain on equity distribution	—	—	(2,535)	—
Other income	—	—	(10,000)	—
Other non-operating expenses	—	3	—	33
Other non-operating expenses from Borgata, net	—	3,073	3,133	19,303

Total other expense, net	56,686	32,876	152,769	150,876

Income (loss) before income taxes	(16,462)	(6,955)	35,644	5,317
Income taxes	7,296	5,931	(8,236)	(1,076)

Net income (loss)	(9,166)	(1,024)	27,408	4,241
Noncontrolling interest	2,068	—	(17,098)	—

Net income (loss) attributable to Boyd Gaming Corporation	$(7,098)	$(1,024)	$10,310	$4,241

Basic net income (loss) per common share	$(0.08)	$(0.01)	$0.12	$0.05

Weighted average basic shares outstanding	86,877	86,276	86,601	86,429

Diluted net income (loss) per common share	$(0.08)	$(0.01)	$0.12	$0.05

Weighted average diluted shares outstanding	86,877	86,276	86,831	86,517

The following table sets forth the consolidation of Borgata from a basis comparable to the historical reporting by Boyd Gaming Corporation. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the entire period presented, or for the period from October 1, 2010 through December 31, 2010. The historical column reflects equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Three Months Ended December 31, 2010
	Boyd Gaming Corp Historical	Borgata	Adjustments	Boyd Gaming Corp Consolidated
	(In thousands, except per share data)
Revenues
Gaming	$319,445	$148,759	$—	$468,204
Food and beverage	58,260	34,162	—	92,422
Room	29,795	27,004	—	56,799
Other	22,303	9,705	—	32,008

Gross revenues	429,803	219,630	—	649,433
Less promotional allowances	46,649	50,844	—	97,493

Net revenues	383,154	168,786	—	551,940

Costs and expenses
Gaming	162,044	62,313	—	224,357
Food and beverage	31,963	16,396	—	48,359
Room	9,343	3,213	—	12,556
Other	17,444	7,681	—	25,125
Selling, general and administrative	68,066	30,510	—	98,576
Maintenance and utilities	21,376	14,576	—	35,952
Depreciation and amortization	34,797	16,573	—	51,370
Corporate expense	12,225	—	—	12,225
Preopening expenses	3,415	—	—	3,415
Write-downs and other items, net	(203)	(16)	—	(219)

Total costs and expenses	360,470	151,246	—	511,716

Operating income from Borgata	8,770	—	(8,770)	—

Operating income	31,454	17,540	(8,770)	40,224

Other expense (income)
Interest income	(1)	—	—	(1)
Interest expense, net of amounts capitalized	33,225	21,791	—	55,016
Fair value adjustment of derivative instruments	480	—	—	480
Loss on early retirements of debt	1,191	—	—	1,191
Other non-operating expenses from Borgata, net	10,838	—	(10,838)	—

Total other expense, net	45,733	21,791	(10,838)	56,686

Loss before income taxes	(14,279)	(4,251)	2,068	(16,462)
Income taxes	7,181	115	—	7,296

Net loss	(7,098)	(4,136)	2,068	(9,166)
Noncontrolling interest	—	—	2,068	2,068

Net loss attributable to Boyd Gaming Corporation	$(7,098)	$(4,136)	$4,136	$(7,098)

Basic net loss per common share	$(0.08)			$(0.08)

Weighted average basic shares outstanding	86,877			86,877

Diluted net loss per common share	$(0.08)			$(0.08)

Weighted average diluted shares outstanding	86,877			86,877

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on October 1, 2009 for the three months ended December 31, 2009, to provide a basis of comparability to the three months ended December 31, 2010. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Three Months Ended December 31, 2009
	Boyd Gaming Corp Historical	Borgata	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)
Revenues
Gaming	$320,377	$153,387	$—	$473,764
Food and beverage	55,950	32,297	—	88,247
Room	29,054	26,087	—	55,141
Other	24,253	10,124	—	34,377

Gross revenues	429,634	221,895	—	651,529
Less promotional allowances	44,686	46,487	—	91,173

Net revenues	384,948	175,408	—	560,356

Costs and expenses
Gaming	162,710	65,352	—	228,062
Food and beverage	31,306	15,395	—	46,701
Room	9,443	2,942	—	12,385
Other	19,110	8,323	—	27,433
Selling, general and administrative	67,445	31,914	—	99,359
Maintenance and utilities	22,185	15,034	—	37,219
Depreciation and amortization	39,103	19,380	324	58,807
Corporate expense	12,540	—	—	12,540
Preopening expenses	3,025	—	—	3,025
Write-downs and other items, net	365	10	—	375

Total costs and expenses	367,232	158,350	324	525,906

Operating income from Borgata	8,205	—	(8,205)	—

Operating income	25,921	17,058	(8,529)	34,450

Other expense (income)
Interest income	(1)	—	—	(1)
Interest expense, net of amounts capitalized	33,024	5,787	—	38,811
Gain on early retirements of debt	(3,223)	—	—	(3,223)
Other non-operating expenses	3	—	—	3
Other non-operating expenses from Borgata, net	3,073	—	(3,073)	—

Total other expense, net	32,876	5,787	(3,073)	35,590

Income (loss) before income taxes	(6,955)	11,271	(5,456)	(1,140)
Income taxes	5,931	(359)	—	5,572

Net income (loss)	(1,024)	10,912	(5,456)	4,432
Noncontrolling interest	—	—	(5,456)	(5,456)

Net income (loss) attributable to Boyd Gaming Corporation	$(1,024)	$10,912	$(10,912)	$(1,024)

Basic net loss per common share	$(0.01)			$(0.01)

Weighted average basic shares outstanding	86,276			86,276

Diluted net loss per common share	$(0.01)			$(0.01)

Weighted average diluted shares outstanding	86,276			86,276

The following table sets forth the consolidation of Borgata from a basis comparable to the historical reporting by Boyd Gaming Corporation. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the period from March 24, 2010 through December 31, 2010. The historical column reflects the equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Year Ended December 31, 2010
	Boyd Gaming Corp Historical	Borgata Stub	Eliminations	Boyd Gaming Corp Consolidated
	(In thousands, except per share data)
Revenues
Gaming	$1,306,414	$506,073	$—	$1,812,487
Food and beverage	231,054	116,534	—	347,588
Room	120,000	91,046	—	211,046
Other	89,851	33,752	—	123,603

Gross revenues	1,747,319	747,405	—	2,494,724
Less promotional allowances	186,561	167,264	—	353,825

Net revenues	1,560,758	580,141	—	2,140,899

Costs and expenses
Gaming	655,856	203,962	—	859,818
Food and beverage	124,851	55,989	—	180,840
Room	37,517	11,806	—	49,323
Other	72,249	27,209	—	99,458
Selling, general and administrative	274,234	94,983	—	369,217
Maintenance and utilities	90,809	49,913	—	140,722
Depreciation and amortization	146,389	52,886	—	199,275
Corporate expense	48,861	—	—	48,861
Preopening expenses	8,405	—	—	8,405
Write-downs and other items, net	4,721	(8)	—	4,713

Total costs and expenses	1,463,892	496,740	—	1,960,632

Operating income from Borgata	49,846	—	(41,700)	8,146

Operating income	146,712	83,401	(41,700)	188,413

Other expense (income)
Interest income	(5)	—	—	(5)
Interest expense, net of amounts capitalized	119,316	45,138	—	164,454
Fair value adjustment of derivative instruments	480	—	—	480
Gain on early retirements of debt	(2,758)	—	—	(2,758)
Gain on equity distribution	(2,535)	—	—	(2,535)
Other income	(10,000)	—	—	(10,000)
Other non-operating expenses from Borgata, net	27,736	—	(24,603)	3,133

Total other expense, net	132,234	45,138	(24,603)	152,769

Income before income taxes	14,478	38,263	(17,097)	35,644
Income taxes	(4,168)	(4,068)	—	(8,236)

Net income	10,310	34,195	(17,097)	27,408
Noncontrolling interest	—	—	(17,098)	(17,098)

Net income attributable to Boyd Gaming Corporation	$10,310	$34,195	$(34,195)	$10,310

Basic net income per common share	$0.12			$0.12

Weighted average basic shares outstanding	86,601			86,601

Diluted net income per common share	$0.12			$0.12

Weighted average diluted shares outstanding	86,831			86,831

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2010 (as opposed to March 24, 2010) for the year ended December 31, 2010. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Year Ended December 31, 2010
	Boyd Gaming Corp Historical	Borgata Historical	Eliminations	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)
Revenues
Gaming	$1,306,414	$643,904	$—	$1,950,318
Food and beverage	231,054	147,751	—	378,805
Room	120,000	115,199	—	235,199
Other	89,851	42,931	—	132,782

Gross revenues	1,747,319	949,785	—	2,697,104
Less promotional allowances	186,561	211,356	—	397,917

Net revenues	1,560,758	738,429	—	2,299,187

Costs and expenses
Gaming	655,856	263,823	—	919,679
Food and beverage	124,851	69,489	—	194,340
Room	37,517	13,992	—	51,509
Other	72,249	34,334	—	106,583
Selling, general and administrative	274,234	123,963	—	398,197
Maintenance and utilities	90,809	63,435	—	154,244
Depreciation and amortization	146,389	69,640	—	216,029
Corporate expense	48,861	—	—	48,861
Preopening expenses	8,405	—	—	8,405
Write-downs and other items, net	4,721	60	—	4,781

Total costs and expenses	1,463,892	638,736	—	2,102,628

Operating income from Borgata	49,846	—	(49,846)	—

Operating income	146,712	99,693	(49,846)	196,559

Other expense (income)
Interest income	(5)	—	—	(5)
Interest expense, net of amounts capitalized	119,316	50,199	—	169,515
Fair value adjustment of derivative instruments	480	—	—	480
Gain on early retirements of debt	(2,758)	—	—	(2,758)
Gain on equity distribution	(2,535)	—	—	(2,535)
Other income	(10,000)	—	—	(10,000)
Other non-operating expenses from Borgata, net	27,736	—	(27,736)	—

Total other expense, net	132,234	50,199	(27,736)	154,697

Income before income taxes	14,478	49,494	(22,110)	41,862
Income taxes	(4,168)	(5,273)	—	(9,441)

Net income	10,310	44,221	(22,110)	32,421
Noncontrolling interest	—	—	(22,111)	(22,111)

Net income attributable to Boyd Gaming Corporation	$10,310	$44,221	$(44,221)	$10,310

Basic net income per common share	$0.12			$0.12

Weighted average basic shares outstanding	86,601			86,601

Diluted net income per common share	$0.12			$0.12

Weighted average diluted shares outstanding	86,831			86,831

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2009 for the year ended December 31, 2009, to provide a basis of comparability to the year ended December 31, 2010. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Year Ended December 31, 2009
	Boyd Gaming Corp Historical	Borgata	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except share and per share data)
Revenues
Gaming	$1,372,091	$691,428	$—	$2,063,519
Food and beverage	229,374	143,410	—	372,784
Room	122,305	113,143	—	235,448
Other	100,396	42,620	—	143,016

Gross revenues	1,824,166	990,601	—	2,814,767
Less promotional allowances	183,180	213,193	—	396,373

Net revenues	1,640,986	777,408	—	2,418,394

Costs and expenses
Gaming	664,739	280,620	—	945,359
Food and beverage	125,830	64,217	—	190,047
Room	39,655	11,940	—	51,595
Other	77,840	34,908	—	112,748
Selling, general and administrative	284,937	128,164	—	413,101
Maintenance and utilities	92,296	59,900	—	152,196
Depreciation and amortization	164,427	78,719	1,298	244,444
Corporate expense	47,617	—	—	47,617
Preopening expenses	17,798	699	—	18,497
Write-downs and other items, net	41,780	(28,606)	—	13,174

Total costs and expenses	1,556,919	630,561	1,298	2,188,778

Operating income from Borgata	72,126	—	(72,126)	—

Operating income	156,193	146,847	(73,424)	229,616

Other expense (income)
Interest income	(6)	—	—	(6)
Interest expense, net of amounts capitalized	146,830	27,668	—	174,498
Gain on early retirements of debt	(15,284)	—	—	(15,284)
Other non-operating expenses	33	—	—	33
Other non-operating expenses from Borgata, net	19,303	—	(19,303)	—

Total other expense, net	150,876	27,668	(19,303)	159,241

Income before income taxes	5,317	119,179	(54,121)	70,375
Income taxes	(1,076)	(10,938)	—	(12,014)

Net income	4,241	108,241	(54,121)	58,361
Noncontrolling interest	—	—	(54,120)	(54,120)

Net income attributable to Boyd Gaming Corporation	$4,241	$108,241	$(108,241)	$4,241

Basic net income per common share	$0.05			$0.05

Weighted average basic shares outstanding	86,429			86,429

Diluted net income per common share	$0.05			$0.05

Weighted average diluted shares outstanding	86,517			86,517

The following table reconciles the net income (loss) in accordance with GAAP to adjusted earnings (loss) and adjusted earnings (loss) per share.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(In thousands, except per share data)
Net income (loss) attributable to Boyd Gaming Corporation	$(7,098)	$(1,024)	$10,310	$4,241
Adjustments related to Boyd Gaming:
Preopening expenses	3,415	3,025	8,405	17,798
(Gain) loss on early retirements of debt, net	1,191	(3,223)	(2,758)	(15,284)
Other income	—	—	(10,000)	—
Gain on equity distribution	—	—	(2,535)	—
Change in fair value of derivative instruments	480	—	480	—
Write-downs and other items, net	(203)	365	4,721	41,780
Other non-operating expenses	—	3	—	33
Accelerated interest expense for credit facility recommitment	—	1,813	—	1,813
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	—	—	—	8,883
Adjustments related to Borgata:
Our share of Borgata's preopening expenses	—	—	—	349
Our share of Borgata's write-downs and other items, net	—	5	34	(14,303)
Accelerated amortization of deferred loan fees	—	—	2,012	—
Write-downs and other items, net	(16)	—	(8)	—
Impact on noncontrolling interest	8	—	(1,002)	—
Income tax effect for above adjustments	(1,721)	(758)	899	(13,680)

Adjusted earnings (loss)	$(3,944)	$206	$10,558	$31,630

Adjusted earnings (loss) per share (Adjusted EPS)	$(0.05)	$0.00	$0.12	$0.37

Weighted average shares outstanding	86,877	86,276	86,831	86,517

The following table illustrates the impact of the above adjustments on earnings (loss) per share.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Net income (loss) attributable to Boyd Gaming Corporation	$(0.08)	$(0.01)	$0.12	$0.05
Adjustments related to Boyd Gaming:
Preopening expenses	0.04	0.04	0.10	0.22
(Gain) loss on early retirements of debt	0.01	(0.04)	(0.03)	(0.17)
Other income	—	—	(0.12)	—
Gain on equity distribution	—	—	(0.03)	—
Change in fair value of derivative instruments	—	—	0.01	—
Write-downs and other items, net	—	—	0.05	0.48
Other non-operating expenses	—	—	—	—
Accelerated interest expense for credit facility recommitment	—	0.02	—	0.02
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	—	—	—	0.10
Adjustments related to Borgata:
Our share of Borgata's preopening expenses	—	—	—	—
Our share of Borgata's write-downs and other items, net	—	—	—	(0.17)
Accelerated amortization of deferred loan fees	—	—	0.02	—
Write-downs and other items, net	—	—	—	—
Impact on noncontrolling interest	—	—	(0.01)	—
Income tax effect for above adjustments	(0.02)	(0.01)	0.01	(0.16)

Adjusted earnings (loss) per share	$(0.05)	$0.00	$0.12	$0.37

The following table presents Net Revenues and Adjusted EBITDA by operating segment and reconciles Adjusted EBITDA to net income (loss) attributable to Boyd Gaming Corporation on our condensed consolidated statements of operations for the three months and year ended December 31, 2010 and 2009. Note that the results from Dania Jai-Alai are classified as part of total other operating costs and expenses and are not included in Adjusted EBITDA. Additionally, the results for the three months ended December 31, 2010, as reported in the table below, reflect the consolidation of Borgata for the entire period and the results for the year ended December 31, 2010 reflect the consolidation of Borgata for the period from March 24, 2010 through December 31, 2010. The three months and year ended December 31, 2009 are reported on a historical basis.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(In thousands)
Net Revenues
Las Vegas Locals	$152,123	$154,966	$607,366	$641,941
Downtown Las Vegas	57,133	58,049	218,221	229,149
Midwest and South	172,546	170,251	728,767	762,336
Atlantic City	168,786	—	580,140	—

Reportable Segment Net revenues	550,588	383,266	2,134,494	1,633,426
Other	1,352	1,682	6,405	7,560

Net revenues	$551,940	$384,948	$2,140,899	$1,640,986

Adjusted EBITDA
Las Vegas Locals	$34,125	$34,736	$137,464	$155,336
Downtown Las Vegas	10,866	12,247	34,227	46,102
Midwest and South	30,423	29,369	143,699	165,534

Wholly-owned property Adjusted EBITDA	75,414	76,352	315,390	366,972
Corporate expense	(9,500)	(9,581)	(39,565)	(36,934)

Wholly-owned Adjusted EBITDA	65,914	66,771	275,825	330,038
Atlantic City	34,096	—	136,278	—
Our share of Borgata's operating income before net amortization, preopening and other items	—	8,535	8,180	59,470

Adjusted EBITDA	$100,010	$75,306	$420,283	$389,508

Other operating costs and expenses
Deferred rent	1,067	1,088	4,271	4,354
Depreciation and amortization	51,370	39,428	199,275	165,725
Preopening expenses	3,415	3,025	8,405	17,798
Our share of Borgata's preopening expenses	—	—	—	349
Our share of Borgata's write-downs and other items, net	—	5	34	(14,303)
Share-based compensation expense	3,200	4,186	11,324	13,970
Write-downs and other items, net	(219)	365	4,713	41,780
Other	953	1,288	3,848	3,642

Total other operating costs and expenses	59,786	49,385	231,870	233,315

Operating income	40,224	25,921	188,413	156,193

Other non-operating items
Interest expense, net	55,015	33,023	164,449	146,824
Fair value adjustment of derivative instruments	480	—	480	—
(Gain) loss on early retirements of debt, net	1,191	(3,223)	(2,758)	(15,284)
Gain on equity distribution	—	—	(2,535)	—
Other income	—	—	(10,000)	—
Other non-operating expenses	—	3	—	33
Our share of Borgata's non-operating expenses, net	—	3,073	3,133	19,303

Total other non-operating costs and expenses, net	56,686	32,876	152,769	150,876

Income (loss) before income taxes	(16,462)	(6,955)	35,644	5,317
Income taxes	7,296	5,931	(8,236)	(1,076)

Net income (loss)	(9,166)	(1,024)	24,408	4,241
Noncontrolling interest	2,068	—	(17,098)	—

Net income (loss) attributable to Boyd Gaming Corporation	$(7,098)	$(1,024)	$10,310	$4,241

The following table sets forth the consolidation of Borgata from a basis comparable to the historical reporting by Boyd Gaming Corporation. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the entire period presented, or for the period from October 1, 2010 through December 31, 2010. The historical column reflects equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Three Months Ended December 31, 2010
	Boyd Gaming Corp Historical	Borgata	Adjustments	Boyd Gaming Corp Consolidated
	(In thousands)
Net Revenues
Las Vegas Locals	$152,123	$—	$—	$152,123
Downtown Las Vegas	57,133	—	—	57,133
Midwest and South	172,546	—	—	172,546
Atlantic City	—	168,786	—	168,786

Reportable Segment Net revenues	381,802	168,786	—	550,588
Other	1,352	—	—	1,352

Net revenues	$383,154	$168,786	$—	$551,940

Adjusted EBITDA
Las Vegas Locals	$34,125	$—	$—	$34,125
Downtown Las Vegas	10,866	—	—	10,866
Midwest and South	30,423	—	—	30,423

Wholly-owned property Adjusted EBITDA	75,414	—	—	75,414
Corporate expense	(9,500)	—	—	(9,500)

Wholly-owned Adjusted EBITDA	65,914	—	—	65,914
Atlantic City	—	34,096	—	34,096
Our share of Borgata's operating income before net amortization, preopening and other items	8,770	—	(8,770)	—

Adjusted EBITDA	$74,684	$34,096	$(8,770)	$100,010

Other operating costs and expenses
Deferred rent	1,067	—	—	1,067
Depreciation and amortization	34,797	16,573	—	51,370
Preopening expenses	3,415	—	—	3,415
Our share of Borgata's write-downs and other items, net	—			—
Share-based compensation expense	3,200	—	—	3,200
Write-downs and other items, net	(203)	(16)	—	(219)
Other	954	—	—	954

Total other operating costs and expenses	43,230	16,557	—	59,787

Operating income	31,454	17,540	(8,770)	40,224

Other non-operating items
Interest expense, net	33,224	21,791	—	55,015
Fair value adjustment of derivative instruments	480	—	—	480
Loss on early retirements of debt	1,191	—	—	1,191
Our share of Borgata's non-operating expenses, net	10,838	—	(10,838)	—

Total other non-operating costs and expenses, net	45,733	21,791	(10,838)	56,686

Loss before income taxes	(14,279)	(4,252)	2,068	(16,462)
Income taxes	7,181	115	—	7,296

Net loss	(7,098)	(4,136)	2,068	(9,166)
Noncontrolling interest	—	—	2,068	2,068

Net loss attributable to Boyd Gaming Corporation	$(7,098)	$(4,136)	$4,136	$(7,098)

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on October 1, 2009 for the period through December 31, 2009. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Three Months Ended December 31, 2009
	Boyd Gaming Corp Historical	Borgata Stub	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$154,966	$—	$—	$154,966
Downtown Las Vegas	58,049	—	—	58,049
Midwest and South	170,251	—	—	170,251
Atlantic City	—	175,408	—	175,408

Reportable Segment Net revenues	383,266	175,408	—	558,674
Other	1,682	—	—	1,682

Net revenues	$384,948	$175,408	$—	$560,356

Adjusted EBITDA
Las Vegas Locals	$34,736	$—	$—	$34,736
Downtown Las Vegas	12,247	—	—	12,247
Midwest and South	29,369	—	—	29,369

Wholly-owned property Adjusted EBITDA	76,352	—	—	76,352
Corporate expense	(9,581)	—	—	(9,581)

Wholly-owned Adjusted EBITDA	66,771	—	—	66,771
Atlantic City	—	36,448	—	36,448
Our share of Borgata's operating income before net amortization, preopening and other items	8,535	—	(8,535)	—

Adjusted EBITDA	$75,306	$36,448	$(8,535)	$103,219

Other operating costs and expenses
Deferred rent	1,088	—	—	1,088
Depreciation and amortization	39,428	19,380	—	58,808
Preopening expenses	3,025	—	—	3,025
Our share of Borgata's preopening expenses	—	—	—	—
Our share of Borgata's write-downs and other items, net	5	—	(5)	—
Share-based compensation expense	4,186	—	—	4,186
Write-downs and other items, net	365	10	—	375
Other	1,288	—	—	1,288

Total other operating costs and expenses	49,385	19,390	(5)	68,770

Operating income	25,921	17,058	(8,530)	34,449

Other non-operating items
Interest expense, net	33,023	5,787	—	38,810
Gain on early retirements of debt	(3,223)	—	—	(3,223)
Other non-operating expenses	3	—	—	3
Our share of Borgata's non-operating expenses, net	3,073	—	(3,073)	—

Total other non-operating costs and expenses, net	32,876	5,787	(3,073)	35,590

Income (loss) before income taxes	(6,955)	11,271	(5,457)	(1,141)
Income taxes	5,931	(359)	—	5,572

Net income (loss)	(1,024)	10,912	(5,457)	4,431
Noncontrolling interest	—	—	(5,455)	(5,455)

Net income (loss) attributable to Boyd Gaming Corporation	$(1,024)	$10,912	$(10,912)	$(1,024)

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2010, for the year ended December 31, 2010. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Year Ended December 31, 2010
	Boyd Gaming Corp Consolidated	Borgata Stub	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$607,366	$—	$—	$607,366
Downtown Las Vegas	218,221	—	—	218,221
Midwest and South	728,767	—	—	728,767
Atlantic City	580,140	158,290	—	738,430

Reportable Segment Net revenues	2,134,494	158,290	—	2,292,784
Other	6,405	—	—	6,405

Net revenues	$2,140,899	$158,290	$—	$2,299,189

Adjusted EBITDA
Las Vegas Locals	$137,464	$—	$—	$137,464
Downtown Las Vegas	34,227	—	—	34,227
Midwest and South	143,699	—	—	143,699

Wholly-owned property Adjusted EBITDA	315,390	—	—	315,390
Corporate expense	(39,565)	—	—	(39,565)

Wholly-owned Adjusted EBITDA	275,825	—	—	275,825
Atlantic City	136,278	33,115	—	169,393
Our share of Borgata's operating income before net amortization, preopening and other items	8,180	—	(8,180)	—

Adjusted EBITDA	$420,283	$33,115	$(8,180)	$445,218

Other operating costs and expenses		—	—
Deferred rent	4,271	—	—	4,271
Depreciation and amortization	199,275	16,753	—	216,028
Preopening expenses	8,405	—	—	8,405
Our share of Borgata's preopening expenses	—	—	—	—
Our share of Borgata's write-downs and other items, net	34	—	(34)	—
Share-based compensation expense	11,324	—	—	11,324
Write-downs and other items, net	4,713	68	—	4,781
Other	3,848	—	—	3,848

Total other operating costs and expenses	231,870	16,821	(34)	248,657

Operating income	188,413	16,294	(8,146)	196,561

Other non-operating items
Interest expense, net	164,449	5,063	—	169,512
Fair value adjustment of derivative instruments	480	—	—	480
Gain on early retirements of debt	(2,758)	—	—	(2,758)
Gain on equity distribution	(2,535)	—	—	(2,535)
Other income	(10,000)	—	—	(10,000)
Our share of Borgata's non-operating expenses, net	3,133	—	(3,133)	—

Total other non-operating costs and expenses, net	152,769	5,063	(3,133)	154,699

Income before income taxes	35,644	11,231	(5,013)	41,862
Income taxes	(8,236)	(1,206)	—	(9,442)

Net income	27,408	10,025	(5,013)	32,420
Noncontrolling interest	(17,098)	—	(5,012)	(22,110)

Net income attributable to Boyd Gaming Corporation	$10,310	$10,025	$(10,025)	$10,310

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2009, for the year ended December 31, 2009. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Year Ended December 31, 2009
	Boyd Gaming Corp Historical	Borgata	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$641,941	$—	$—	$641,941
Downtown Las Vegas	229,149	—	—	229,149
Midwest and South	762,336	—	—	762,336
Atlantic City	—	777,408	—	777,408

Reportable Segment Net revenues	1,633,426	777,408	—	2,410,834
Other	7,560	—	—	7,560

Net revenues	$1,640,986	$777,408	$—	$2,418,394

Adjusted EBITDA
Las Vegas Locals	$155,336	$—	$—	$155,336
Downtown Las Vegas	46,102	—	—	46,102
Midwest and South	165,534	—	—	165,534

Wholly-owned property Adjusted EBITDA	366,972	—	—	366,972
Corporate expense	(36,934)	—	—	(36,934)

Wholly-owned Adjusted EBITDA	330,038	—	—	330,038
Atlantic City	—	197,659	—	197,659
Our share of Borgata's operating income before net amortization, preopening and other items	59,470	—	(59,470)	—

Adjusted EBITDA	$389,508	$197,659	$(59,470)	$527,697

Other operating costs and expenses
Deferred rent	4,354	—	—	4,354
Depreciation and amortization	165,725	78,719	—	244,444
Preopening expenses	17,798	699	—	18,497
Our share of Borgata's preopening expenses	349	—	(349)	—
Our share of Borgata's write-downs and other items, net	(14,303)	—	14,303	—
Share-based compensation expense	13,970	—	—	13,970
Write-downs and other items, net	41,780	(28,606)	—	13,174
Other	3,642	—	—	3,642

Total other operating costs and expenses	233,315	50,812	13,954	298,081

Operating income	156,193	146,847	(73,424)	229,616

Other non-operating items
Interest expense, net	146,824	27,668	—	174,492
Gain on early retirements of debt	(15,284)	—	—	(15,284)
Other non-operating expenses	33	—	—	33
Our share of Borgata's non-operating expenses, net	19,303	—	(19,303)	—

Total other non-operating costs and expenses, net	150,876	27,668	(19,303)	159,241

Income before income taxes	5,317	119,179	(54,121)	70,375
Income taxes	(1,076)	(10,938)	—	(12,014)

Net income	4,241	108,241	(54,121)	58,361
Noncontrolling interest	—	—	(54,120)	(54,120)

Net income attributable to Boyd Gaming Corporation	$4,241	$108,241	$(108,241)	$4,241

The following table reconciles the presentation of corporate expense on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(In thousands)
Corporate expense as reported on our condensed consolidated statements of operations	$12,225	$12,540	$48,861	$47,617
Corporate share-based compensation expense	(2,725)	(2,959)	(9,296)	(10,683)

Corporate expense as reported on the accompanying table	$9,500	$9,581	$39,565	$36,934

The following table reconciles the presentation of our share of Borgata’s operating income on our condensed consolidated statements of operations to the presentation of our share of Borgata’s results on the accompanying table.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(In thousands)
Operating income from Borgata, as reported on our condensed consolidated statements of operations	$—	$8,205	$8,146	$72,126
Add back:
Net amortization expense related to our investment in Borgata	—	325	—	1,298
Our share of preopening expenses	—	—	—	349
Our share of write-downs and other items, net	—	5	34	(14,303)

Our share of Borgata's operating income before net amortization, preopening and other items as reported on the accompanying table	$—	$8,535	$8,180	$59,470

The following table reconciles the presentation of depreciation and amortization on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(In thousands)
Depreciation and amortization as reported on our condensed consolidated statements of operations	$51,370	$39,103	$199,275	$164,427
Net amortization expense related to our investment in Borgata	—	325	—	1,298

Depreciation and amortization as reported on the accompanying table	$51,370	$39,428	$199,275	$165,725

The following table presents Borgata’s condensed consolidated statements of operations.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(In thousands)
Revenues
Gaming	$148,759	$153,387	$643,904	$691,428
Food and beverage	34,162	32,297	147,751	143,410
Room	27,004	26,087	115,199	113,143
Other	9,705	10,124	42,931	42,620

Gross revenues	219,630	221,895	949,785	990,601
Less promotional allowances	50,844	46,487	211,356	213,193

Net revenues	168,786	175,408	738,429	777,408
Costs and expenses
Gaming	62,313	65,352	263,823	280,620
Food and beverage	16,396	15,395	69,489	64,217
Room	3,213	2,942	13,992	11,940
Other	7,681	8,323	34,334	34,908
Selling, general and administrative	30,510	31,914	123,963	128,164
Maintenance and utilities	14,576	15,034	63,435	59,900
Depreciation and amortization	16,573	19,380	69,640	78,719
Preopening expenses	—	—	—	699
Write-downs and other items, net	(16)	10	60	(28,606)

Total costs and expenses	151,246	158,350	638,736	630,561

Operating income	17,540	17,058	99,693	146,847

Other expense
Interest expense, net of amounts capitalized	21,791	5,787	50,199	27,668

Income (loss) before state income taxes	(4,251)	11,271	49,494	119,179
State income taxes	115	(359)	(5,273)	(10,938)

Net income (loss)	$(4,136)	$10,912	$44,221	$108,241

The following table reconciles operating income to Adjusted EBITDA for Borgata.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(In thousands)
Operating income	$17,540	$17,058	$99,693	$146,847
Depreciation and amortization	16,573	19,380	69,640	78,719
Preopening expenses	—	—	—	699
Write-downs and other items, net	(16)	10	60	(28,606)

Adjusted EBITDA	$34,096	$36,448	$169,393	$197,659

Footnotes and Safe Harbor Statements

Non-GAAP Financial Measures

Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings, Adjusted Earnings Per Share (Adjusted EPS) and net revenues (excluding the 8 days of consolidation for Borgata). The following discussion defines these terms and why we believe they are useful measures of our performance.

In the accompanying release, and the Company’s periodic reports filed with the Securities and Exchange Commission, Dania Jai-Alai’s results are included as part of total other operating costs and expenses. In addition, as of the same date, we reclassified the reporting of corporate expense to exclude it from our subtotal for Reportable Segment Adjusted EBITDA and include it as part of total other operating costs and expenses. Furthermore, in the Company’s periodic reports, corporate expense is presented to include its portion of share-based compensation expense.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on- going operations. We do not reflect such items when calculating EBITDA; however, we adjust for these items and refer to this measure as Adjusted EBITDA. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management’s internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in determining the value of acquisitions and dispositions. Adjusted EBITDA is also widely used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, write-downs and other charges, net, increase in value of derivative instruments, gain on early retirements of debt, other non-operating expenses, and our share of Borgata’s non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes corporate expense. A reconciliation of Adjusted EBITDA to net income (loss), based upon GAAP, is included in the financial schedules accompanying this release.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, increase in value of derivative instruments, write-downs and other charges, net, gain on early retirements of debt, prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai, accelerated interest expense related to our bank credit facility amendment, certain one-time permanent tax readjustments, other non-operating expenses, and our share of Borgata’s preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry. A reconciliation of net loss based upon GAAP to Adjusted Earnings and Adjusted EPS are included in the financial schedules accompanying this release.

Pro Forma Effect of Consolidation of Borgata

The effective change in control of Borgata was triggered at the end of the first quarter 2010. For purposes of comparability throughout this release, when such results are reported on a consolidated basis, the results of the prior year are retroactively recast to present such results on a consolidated basis, comparable to the current period. Additionally, for further purposes of comparability, certain year to date amounts have been presented on a pro forma basis, as if the consolidation of Borgata had occurred as of the beginning of the period presented (i.e. January 1, for the year ended December 31, 2010, or December 31, 2009, as applicable).

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward Looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company’s expectations, goals or intentions regarding the economic recovery, increases in both visitation and spend-per-visit, and returning to consistent year-over-year growth in the business. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in our operating results; recovery of our properties in various markets; the state of the economy and its effect on consumer spending and our results of operations; the timing for the economic recovery, its effect on our business and the local economies where our properties are located; consumer reaction to fluctuations in the stock market and economic factors; the fact that our expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which we draw a significant percentage of our customers; competition; litigation; financial community and rating agency perceptions of the Company; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the SEC, and in the Company’s other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 16 gaming entertainment properties located in Nevada, New Jersey, Mississippi, Illinois, Indiana, and Louisiana. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.